SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         March 23, 2006 (March 17, 2006)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                            0-26542           91-1141254
(State or Other Jurisdiction    (Commission file number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 8, 2006, Redhook Ale Brewery, Incorporated ("the Company") furnished a Form 8-K to the Securities and Exchange Commission incorporating a press release that announced the Company's unaudited financial results for the quarter and fiscal year ended December 31, 2005. As discussed in Item 4.02 below, the Company now expects to restate and revise its results of operations and financial information for the quarter and fiscal year ended December 31, 2004.

The information in this Item 2.02 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 17, 2006, management and the audit committee of the board of directors of the Company (the "Audit Committee") concluded that the financial statements of the Company included in its Annual Report on Form 10-K for the year December 31, 2004 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon. In addition, the Company's previously issued earnings release dated February 8, 2006 announcing financial results for the quarter and year quarter ended December 31, 2005 should also no longer be relied upon. The Company inadvertently overstated its net operating tax loss carryforwards ("NOLs") with the state of New Hampshire by recording NOLs in excess of limits prescribed by state law. The error resulted in a $301,000 non-cash understatement of the Company's income tax provision for the quarter and year ended December 31, 2004 and an overstatement of the Company's deferred tax asset, which was netted against the Company's deferred income tax liability on the Company's balance sheet as of December 31, 2004. The $301,000 restatement adjustment affected the following items in the Company's financial statements as of and for the year ended December 31, 2004:

                                               As
                                           Previously
                                            Reported    Adjustment   As Restated

Balance Sheet
------------------------------------------
Deferred Income Taxes, Net                $   468,798   $ 301,000   $   769,798
Total Liabilities and Common Stockholders'
 Equity                                    74,128,224          --    74,128,224

Statement of Operations
------------------------------------------
 Income Tax Provision (Benefit)                30,000     301,000       331,000
 Net Income (Loss)                           (953,894)    301,000    (1,254,894)

 Basic and Diluted Earnings (Loss) Per
  Share                                         (0.14)      (0.04)        (0.18)

Statement of Common Stockholders' Equity
------------------------------------------
Retained Earnings (Deficit)                (7,341,112)    301,000    (7,642,112)
Total Common Stockholders' Equity          61,461,595     301,000    61,160,595

Statement of Cash Flows
------------------------------------------
 Net Cash Provided by Operating Activities  2,156,392          --     2,156,392


The Company will restate its financial statements for the year and quarter ended December 31, 2004 and the interim periods ended March 31, 2005, June 30, 2005 and September 30, 2005 to correct the error. The Company intends to effect the restatement through filing its 2005 Annual Report on Form 10-K and through filing amended Quarterly Reports on Form 10-Q for each of the first three quarters of 2005.

The Audit Committee and the management of the Company discussed the matters disclosed in this filing with Moss-Adams LLP, the Company's independent accountants.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REDHOOK ALE BREWERY,
                                                 INCORPORATED


Dated: March 23, 2006                            By: /s/ DAVID J.MICKELSON
                                                     ---------------------------
                                                     David J. Mickelson
                                                     Principal Financial Officer